UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

January 29, 2003,
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated January 29, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: January 29, 2003


This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent filings, and will be available in the Form 10-K for the year ended December 31, 2002, when filed.


The Clinical Laboratory Testing Market
U.S. Clinical Laboratory testing market is $34 - $36 billion

 - Represents 3%-4% of all health care spending
 - Grew at a CAGR of 5.5% from 1998-2001
 - Influences/directs approximately 80% of health care spending
 - Role and importance of testing are increasing
- Rapidly evolving technology, emphasis on preventative medicine and aging of population are all driving growth


CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   82%
Independent Clinical Labs  39%        LabCorp                      18%
Physician Offices          12%

Source: Company estimates, industry reports and 2001 revenue for LabCorp and Dynacare.


Profile of LabCorp

 - Second-largest clinical laboratory company in North America and the leader in the specialty testing market
 - Offers more than 4,000 routine and specialty tests and conducts testing on more than 325,000 specimens daily
 - Serves more than 200,000 physicians and other health care providers
 - More than 24,000 employees nationwide


LabCorp's Strategy

Be a national core laboratory servicing all geographic areas, and the leading esoteric, genomic testing laboratory in North America


Strategic Approach

Core Testing
------------
 - Managed Care
 - Selected Internal Expansion
 - Acquisitions (e.g., Dynacare)

Genomic/Esoteric
----------------
 - Internal Development
 - Licensing
 - Acquisitions (DIANON)

MAP OF COMBINED TESTING LOCATIONS (Includes Dynacare and DIANON)

MAP OF COMBINED TESTING LOCATIONS & PSC's (Includes Dynacare and DIANON)


Demonstrated Genomic Strategy Execution
 - Targeted introduction of new tests
 - Acquire innovative technology
 - License/partner to expand testing menu

INTERNAL                         ACQUISITION               LICENSE/PARTNER
--------                         -----------               ---------------
CMBP                             NGI                       MYRIAD GENETICS
 - Cancer                        - Infectious Disease:     Predictive Tests:
 - Genetics (Cystic Fibrosis)       Hepatitis C            - Breast/Ovarian and
 - Infectious Disease            - Cancer:                    Colon Cancer
    (GENOSURE)                      Melanoma               - Melanoma
                                    Breast                 - Hypertension

CLINICAL TRIALS                  VIROMED                   CORRELOGIC SYSTEMS
 - Drug metabolism               - Infectious Disease:     - Ovarian Cancer
                                    HIV
                                    Hepatitis              CELERA DIAGNOSTICS
                                    Real-time PCR          - Breast and
                                                              Prostate Cancer
                                 PATH LABS
                                   Hospital Esoteric       EXACT SCIENCES
                                                           - Colorectal Cancer
                                 DIANON
                                   Cancer                  ALPHA THERAPEUTICS
                                                           - PCR Plasma

                                                           VIROLOGICS
                                                           - HIV Phenotyping


DIANON Strategy

 - LabCorp has identified cancer testing as its most important growth opportunity over the next 3-5 years
 - Diagnostic testing for cancer is expected to increase substantially-DIANON complements LabCorp's capabilities in anatomic and gene-based testing
 - DIANON's broad testing menu (anatomic and esoteric) is supported by its strong scientific expertise, outstanding sales capabilities and innovative, proprietary reporting format, CarePath-trademark-
 - LabCorp's genomic and esoteric testing can be offered through DIANON, expanding access to these tests
 - LabCorp's strategic cancer partnerships will be enhanced by DIANON's sales and marketing efforts to DIANON's more than 14,000 physician customers
      - Myriad Genetics (predisposition assays for breast, ovarian cancer)
      - EXACT Sciences (colorectal cancer)
      - Celera Diagnostics (prostate cancer)
      - Correlogic (ovarian cancer)


Nine Month Operating Results
($ in millions)

                        YTD 9/01           YTD 9/02
                      -----------        -----------
Revenue                 1,636.0            1,857.6
Operating Expense       1,345.8            1,493.4
                       --------           --------
Operating Income          290.2              364.2
                       --------           --------
       Margin              17.7%              19.6%
EBITDA                    363.8              439.9
                       --------           --------
       Margin              22.2%              23.7%

Bad Debt % to revenue       9.4%              8.6%
DSO                          62                56

1) YTD 02 results above exclude restructuring and other one-time charges relating to the Dynacare transaction.


Financial Performance
Price & Volumes:  Trends by Payor Type

                           2000                2001             YTD SEPT 2002
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   22.70    27.1        24.46   27.9         25.99    22.2
Patient              102.87     2.2       111.28    2.5        119.00     1.7
Third Party           29.80    10.3        31.59   12.2         32.49    10.7
(MC/MD/Insurance)
Managed Care
 - Capitated           8.89    10.6         8.90   11.9          9.28     9.6
 - Fee for service    42.32    16.0        43.45   17.2         44.72    14.4
                     ------    ----       ------   ----        ------    ----
Total                 28.97    26.6        29.27   29.1         30.52    24.0
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $28.98    66.2       $30.69   71.7        $31.71    58.6
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD SEPT 2001

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------

Prior Genomic     123.9       1,029.6      1.9%       120.38

Add'l Genomic*     83.6       2,009.5      3.8%        41.63

Other Esoteric    166.5       4,158.0      7.8%        40.04
--------------   ------      --------    ------       ------
All Esoteric:     374.0       7,197.1     13.5%        51.98
-------------
Core:           1,262.0      46,336.3     86.5%        27.23

Total:          1,636.0      53,533.4    100.0%        30.56
------


Financial Performance
Revenue Analysis by Business Area

                             YTD SEPT 2002                   02 vs 01
                                                              Revenue
                    Revenue     Accns    %Accns     PPA         Incr/
                    $Million     000    to total     $         (Decr)
                   ---------   ------  ---------  -------    ---------

Prior Genomic        148.8     1,304.0     2.2%     114.13     20.1%

Add'l Genomic*        96.4     2,389.3     4.1%      40.36     15.3%

Other Esoteric       183.3     4,434.1     7.6%      41.32     10.1%
--------------     -------    --------   ------     ------     ------
All Esoteric:        428.5     8,127.4    13.9%      52.72     14.6%
-------------
Core:              1,429.1    50,451.5    86.1%      28.33     13.2%
------
Total:             1,857.6    58,578.9   100.0%      31.71     13.5%
-------

* Includes identity testing and gene probes (chlamydia and gonorrhea)


Key Highlights
--------------
 - Total revenues increased 13.5% in the first nine months of 2002 versus same period last year (9.4% volume, 3.8% pricing)
 - Esoteric testing revenues increased 14.6% year-over-year, driven primarily by strong volume growth of 12.9%
 - Overall pricing continues to increase, driven by both increased PPA in core and esoteric areas and by continuing mix shift to higher-priced esoteric tests


Expectations of Strategy

 - Ensure long-term growth
 - Shift toward higher priced tests and services
 - Improve profitability


Financial Guidance for 2002*

 - Revenue growth of approximately 14% compared to 2001
    (approximately 10.5% volume and 3.5% price)
 - Adjusted EBITDA margins of approximately 22.5% of sales (including EBITDA from Dynacare equity investments)
 - EPS of approximately $1.83
 - Bad debt rate of approximately 8.4% of sales in the fourth quarter
 - Free cash flow of approximately $350 million (net of Cap Ex of approximately $85 million)
 - Net interest expense of $15.5 million
 - A tax rate of approximately 41.5% in the fourth quarter

*Including the impact of Dynacare, but not including restructuring charges related to that acquisition


Preliminary Financial Guidance for 2003*

 - Increase overall revenues by approximately 13% to 14% compared to 2002
 - EPS growth of approximately 20% compared to 2002

*Does not include financial impact of the acquisition of DIANON Systems, Inc.


Opportunity for Investors

 - Long-term industry trends appear favorable
 - Visible growth drivers
 - Low P/E relative to market valuations
 - Significant free cash flow - multiple opportunities to increase shareholder value
 - Strong balance sheet - Investment Grade ratings
    (S&P, Moody's)
 - Solid growth potential driven by genomic strategy